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                                                                  Exhibit 10.17

FAX COVER SHEET

TO:  ABLE PROPANE CO INC.     DATE:  7-28-98
    ---------------------          ---------
ATTENTION:  CHRIS WESTAD      PAGE:  1 OF 5             [KEYSTONE PROPANE LOGO]
          ---------------          ---------
FROM:  BOB WEHRMANN
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SUBJECT:  PROPANE PRICES

MESSAGE: THE PRICE FOR PROPANE FROM OUR TERMINAL WILL BE: .35 PER GALLON. THE PRICE FOR PROPANE DELIVERED WILL BE:______ PER GALLON.

       -  THIS PRICE WILL BE EFFECTIVE FROM 7-28-98 TO 8-07-98.

       - IF YOU HAVE ANY QUESTIONS OR COMMENTS PLEASE CONTACT ME AT. TOBYHANNA OFFICE: PHONE# 717-894-8229
                              FAX # 717-894-9507

       -  OUR SUMMER HOURS ARE:  MONDAY-FRIDAY 8:30A.M. TO 5:00P.M.
                                    SATURDAY   9:00A.M. TO 12:00P.M.
          (IF FOR SOME REASON YOU NEED TO MAKE OTHER ARRANGEMENTS PLEASE CALL
           THE OFFICE AT TOBYHANNA 717-894-8229)

                                       THANK YOU,

                                       /S/ ROBERT E. WEHRMANN
                                       -------------------------
                                       ROBERT E. WEHRMANN
                                       KEYSTONE PROPANE SERVICE INC.

CHRIS,

    HERE IS PRICE QUOTE FOR THE WEEK, WE WILL SEND A
QUOTE TO YOUR OFFICE ON A WEEKLY BASIS (UNLESS TOLD TO DO OTHERWISE). I'VE INCLUDED APPLICATION TO OPEN ACCT. ETC... WITH US.

    WE CAN LOAD A TYPICAL BOBTAIL (2200 GALS OF PRODUCT) IN ABOUT 11 MINS HERE AT THE FACILITY. IF YOU HAVE ANY QUESTIONS/CONCERNS, PLEASE CALL ME HERE AT THE TERMINAL.

                                       THANK YOU

                                          BOB WEHRMANN
                                          1 717 894 8229